UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2009 (February 12, 2009)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its February 12, 2009 meeting, the Executive Compensation Committee (the “Compensation Committee”) of the Board of Directors of Tredegar Corporation (the “Corporation”) approved the following compensatory arrangements with the Corporation’s named executive officers.

2009 Cash Incentive Plan

The Compensation Committee approved an annual cash incentive plan applicable to the Corporation’s executive officers. The 2009 Incentive Plan for Executive Officers (the “2009 Incentive Plan”) approved by the Compensation Committee applies to the Corporation’s executive officers (including the named executive officers, other than D. Andrew Edwards) and certain other key corporate-level employees.

The 2009 Incentive Plan is intended to reward each participant based on the attainment of specific 2009 financial performance targets as well as individual performance. For the named executive officers, other than Ms. Taylor and Mr. Edwards, 2009 financial performance will be measured by economic profit added (“EPA”) based on the Corporation’s consolidated results. For Ms. Taylor, 2009 financial performance will be measured by EPA based on the performance of the Film Products division, which Ms. Taylor leads. The Committee reviewed the annual financial targets for the 2009 Incentive Plan as part of its review and approval of the 2009 Incentive Plan. The following short-term incentive opportunities, expressed as a percentage of the named executive officer’s base salary, are available under the 2009 Incentive Plan for the named executive officers, other than Mr. Edwards:

		2009 Short-Term Incentive Structure
Name	Title	Threshold	Target	Maximum
John D. Gottwald	President and CEO	50%	100%	200%
Nancy M. Taylor	Exec. VP and Pres., Tredegar Film Products	32.5%	65%	130%
Larry J. Scott	VP, Audit	22.5%	45%	90%

Special plan provisions apply to Mr. Edwards who will be undertaking responsibilities in addition to his position as the Corporation’s Chief Financial Officer. Mr. Edwards will be rewarded based on the attainment of specific functional goals that relate to his additional responsibilities rather than EPA, as follows:

		2009 Short-Term Incentive Structure
Name	Title	Threshold	Target	Maximum
D. Andrew Edwards	VP, CFO and Treasurer	$75,000	$150,000	$300,000

2009 Long-Term Incentive Awards

The Compensation Committee approved grants of performance stock units, restricted stock awards and nonstatutory stock options in the amounts set forth below under the 2004 Equity Incentive Plan (the “Plan”) to each of the Corporation’s named executive officers, other than Mr. Edwards. The grants will become effective on the third business day following the Corporation’s release of its fourth quarter earnings.

Name	Title	2009 Performance Stock Units	2009 Restricted Stock	2009 Stock Options
John D. Gottwald	President and CEO	22,000	18,000	100,000
Nancy M. Taylor	Exec. VP and Pres., Tredegar Film Products	7,850	6,450	37,500
Larry J. Scott	VP, Audit	2,125	1,650	9,800

The Compensation Committee established 2009 financial performance targets for the performance stock unit awards. The named executive officers listed above are eligible to receive the award if the Corporation’s consolidated EPA from manufacturing operations meets the targets approved by the Compensation Committee. The performance stock unit awards were made pursuant to the terms of the Plan and are subject to the terms of the Notice of Stock Unit Award and Stock Unit Award Terms and Conditions, substantially in the form filed as Exhibit 10.23 to the Corporation’s Current Report on Form 8-K filed June 26, 2007, and incorporated herein by reference.

The Restricted Stock Award becomes vested and nonforfeitable on the third anniversary of the date of grant, which the Compensation Committee established to be the third business day following the Corporation’s fourth quarter earnings release. Upon the issuance of the shares on the date of grant, the named executive officer listed above shall be entitled to vote the shares and shall be entitled to receive, free of all restrictions, ordinary cash dividends. A copy of the form of Notice of Stock Award and Stock Award Terms and Conditions for this grant is attached hereto as Exhibit 10.18.

The stock options will have an option price equal to the closing price of shares of the Corporation’s common stock as reported on the New York Stock Exchange composite tape on the third business day following the Corporation’s fourth quarter earnings release and have a term of seven years. The vesting period is two years. The grants of options were made pursuant to the terms of the Plan and are subject to the terms of the Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions, substantially in the form filed as Exhibit 10.21 to the Corporation’s Current Report on Form 8-K filed March 9, 2006, and incorporated herein by reference.

Discretionary Bonuses

The Compensation Committee approved a discretionary bonus for Nancy M. Taylor in the amount of $75,000.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.18	Form of Notice of Stock Award and Stock Award Terms and Conditions

10.21

Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions (filed as Exhibit 10.21 to the Corporation’s Current Report on Form 8-K (File No. 1-10258) filed on March 10, 2006, and incorporated herein by reference)

10.23

Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions (filed as Exhibit 10.23 to the Corporation’s Current Report on Form 8-K (File No. 1-10258) filed on June 26, 2007, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: February 19, 2009	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.18	Form of Notice of Stock Award and Stock Award Terms and Conditions

10.21

Form of Notice of Nonstatutory Stock Option Grant and Nonstatutory Stock Option Terms and Conditions (filed as Exhibit 10.21 to the Corporation’s Current Report on Form 8-K (File No. 1-10258) filed on March 10, 2006, and incorporated herein by reference)

10.23

Form of Notice of Stock Unit Award and Stock Unit Award Terms and Conditions (filed as Exhibit 10.23 to the Corporation’s Current Report on Form 8-K (File No. 1-10258) filed on June 26, 2007, and incorporated herein by reference)